UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2010

C. R. BARD, INC.

(Exact Name of Registrant as Specified in Charter)

New Jersey	001-6926	22-1454160
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

730 Central Avenue Murray Hill, New Jersey		07974
(Address of Principal Executive Office)		(Zip Code)

(908) 277-8000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) 2003 Long Term Incentive Plan

On April 21, 2010, C. R. Bard, Inc. (the “Company”) held its 2010 Annual Meeting of Shareholders (the “Annual Meeting”), at which the Company’s shareholders approved the amendment and restatement of the 2003 Long Term Incentive Plan of C. R. Bard, Inc. (the “Incentive Plan”) to increase the number of shares of common stock authorized to be issued under the Incentive Plan by 3,150,000 shares for a total of 19,475,000 authorized shares under the Incentive Plan. The Board of Directors of the Company previously approved the amendment and restatement of the Incentive Plan on February 10, 2010. The purpose of the Incentive Plan is to provide a variety of long term incentive awards to attract and retain qualified employees.

The material features of the Incentive Plan described above are described in the Company’s definitive Proxy Statement for the Annual Meeting, which description is filed herewith as Exhibit 99.1 and incorporated herein by reference. The above description of the Incentive Plan, as amended and restated, is qualified in its entirety by reference to the copy of such plan filed herewith as Exhibit 10bw and incorporated herein by reference.

ITEM 5.07	Submission of Matters to a Vote of Security Holders

(a) The registrant held its Annual Meeting on April 21, 2010.

(b) Proxies for the Annual Meeting were solicited pursuant to Regulation 14A of the Exchange Act; there was no solicitation in opposition to management’s nominees for directors as listed in the Proxy Statement and all such nominees were elected. The final results of the voting for four Class II Directors for a term of three years and one Class III Director for a term of one year are set forth below:

Class II
Theodore E. Martin	For	74,115,952
	Withheld	4,327,332
	Broker non-votes	5,916,195
Anthony Welters	For	74,013,004
	Withheld	4,430,280
	Broker non-votes	5,916,195
Tony L. White	For	75,480,056
	Withheld	2,963,228
	Broker non-votes	5,916,195
David M. Barrett, M.D.	For	77,753,746
	Withheld	689,537
	Broker non-votes	5,916,195

Class III
John C. Kelly	For	77,714,361
	Withheld	728,922
	Broker non-votes	5,916,195

Class I Directors whose terms continued after the Annual Meeting are Marc C. Breslawsky, Herbert L. Henkel, Timothy M. Ring and Tommy G. Thompson, and Class III Directors whose terms continued after the Annual Meeting are, T. Kevin Dunnigan, Gail K. Naughton, Ph.D. and John H. Weiland.

(c) Described below are the other matters voted upon at the Annual Meeting and the final number of affirmative votes, negative votes, and abstentions and broker non-votes.

I.	Approval of the 2003 Long Term Incentive Plan, as amended and restated – approved.

For	72,003,326
Against	6,187,095
Abstain and broker non-votes	6,169,058

II.	Ratification of the appointment of KPMG LLP, as independent registered public accounting firm for the year 2010 – approved.

For	82,759,701
Against	1,483,040
Abstain and broker non-votes	116,737

III.	Shareholder proposal relating to sustainability reporting on environmental, social and governance (ESG) business practices – not approved.

For	18,836,346
Against	39,251,207
Abstain and broker non-votes	26,271,925

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10bw	2003 Long Term Incentive Plan of C. R. Bard, Inc. (as Amended and Restated), is incorporated herein by reference from Exhibit A of the definitive Proxy Statement of the Company on Schedule 14A filed on March 19, 2010.

Exhibit 99.1	The section entitled “Proposal No. 2 – Approval of the 2003 Long Term Incentive Plan of C. R. Bard, Inc., as amended and restated” of the definitive Proxy Statement of the Company, is incorporated herein by reference to the definitive Proxy Statement of the Company on Schedule 14A filed on March 19, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C. R. BARD, INC.

By:	/S/ TODD C. SCHERMERHORN
Name:	Todd C. Schermerhorn
Title:	Senior Vice President and
Chief Financial Officer

April 23, 2010

INDEX TO EXHIBITS

Exhibit 10bw	2003 Long Term Incentive Plan of C. R. Bard, Inc. (as Amended and Restated), is incorporated herein by reference from Exhibit A of the definitive Proxy Statement of the Company on Schedule 14A filed on March 19, 2010.

Exhibit 99.1	The section entitled “Proposal No. 2 – Approval of the 2003 Long Term Incentive Plan of C. R. Bard, Inc., as amended and restated” of the definitive Proxy Statement of the Company, is incorporated herein by reference to the definitive Proxy Statement of the Company on Schedule 14A filed on March 19, 2010.